UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
----------------

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.
-------------
(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o State Street Bank and Trust Company 1 Iron Street, Boston MA --------------------------------------------- (Address of principal executive offices)	02210 ----------------------- (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares FactorSelect MSCI Emerging ETF	BATS Exchange, Inc.	47-2835974

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                                                                                                                [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                                                                                                                [   ]

Securities Act registration statement file number to which this form
relates:                                                                                                                                                                                              33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act:                                                                         None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

For the iShares FactorSelect MSCI Emerging ETF, reference is made to Post-Effective Amendment No. 454 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on December 4, 2015, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 33-97598 and Investment Company Act file number 811-09102). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1. Registrant's Articles of Restatement, incorporated herein by reference to Exhibit (a.1) to Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 26, 2006 (File Nos. 33-97598; 811-09102) (“PEA No. 31”).

2. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.2) of PEA No. 31.

3.  Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.3) of PEA No. 31.

4. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.4) to Post-Effective Amendment No. 35 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on July 19, 2007 (File Nos. 33-97598; 811-09102).

5. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.5) to Post-Effective Amendment No. 55 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on March 26, 2008 (File Nos. 33-97598; 811-09102) (“PEA No. 55”).

6. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.6) to PEA No. 55.

7. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.7) to Post-Effective Amendment No. 79 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 23, 2008 (File Nos. 33-97598; 811-09102).

8. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.8) to Post-Effective Amendment No. 100 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on September 28, 2009 (File Nos. 33-97598; 811-09102).

9. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.9) to Post-Effective Amendment No. 105 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on December 23, 2009 (File Nos. 33-97598; 811-09102).

10. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.10) to Post-Effective Amendment No. 132 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on June 30, 2011 (File Nos. 33-97598; 811-09102).

11. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.11) to Post-Effective Amendment No. 140 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on September 9, 2011 (File Nos. 33-97598; 811-09102).

12. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.12) to Post-Effective Amendment No. 151 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on October 6, 2011 (File Nos. 33-97598; 811-09102).

13. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.13) to Post-Effective Amendment No. 160 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on November 1, 2011 (File Nos. 33-97598; 811-09102).

14. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.14) to Post-Effective Amendment No. 205 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on January 30, 2012 (File Nos. 33-97598; 811-09102) (“PEA No. 205”).

15. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.15) to PEA No. 205.

16. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.16) to Post-Effective Amendment No. 207 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on February 10, 2012 (File Nos. 33-97598; 811-09102).

17. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.17) to Post-Effective Amendment No. 224 to the Registrant's registration statement on Form N-1A, which was filed with the SEC on March 23, 2012 (File Nos. 33-97598; 811-09102) (“PEA No. 224”).

18. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.18) to PEA No. 224.

19. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.19) to Post-Effective Amendment No. 241 to the Registrant's registration statement on

Form N-1A, which was filed with the SEC on July 16, 2012 (File Nos. 33-97598; 811-09102).

20. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.20) to Post-Effective Amendment No. 246 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on August 20, 2012 (File Nos. 33-97598; 811-09102).

21. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.21) to Post-Effective Amendment No. 255 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on October 15, 2012 (File Nos. 33-97598; 811-09102).

22. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.22) to Post-Effective Amendment No. 261 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on November 9, 2012 (File Nos. 33-97598; 811-09102).

23. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.23) to Post-Effective Amendment No. 274 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on January 18, 2013 (File Nos. 33-97598; 811-09102).

24. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.24) to Post-Effective Amendment No. 289 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on March 28, 2013 (File Nos. 33-97598; 811-09102) (“PEA No. 289”).

25. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.25) to PEA No. 289.

26. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.26) to Post-Effective Amendment No. 296 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on May 1, 2013 (File Nos. 33-97598; 811-09102).

27. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.27) to Post-Effective Amendment No. 313 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on July 5, 2013 (File Nos. 33-97598; 811-09102).

28. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.28) to Post-Effective Amendment No. 354 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on January 31, 2014 (File Nos. 33-97598; 811-09102).

29. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.29) to Post-Effective Amendment No. 378 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on June 19, 2014 (File Nos. 33-97598; 811-09102).

30. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.30) to Post-Effective Amendment No. 384 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on July 23, 2014 (File Nos. 33-97598; 811-09102).

31. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.31) to Post-Effective Amendment No. 389 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on August 18, 2014 (File Nos. 33-97598; 811-09102).

32. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.32) to Post-Effective Amendment No. 400 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on October 1, 2014 (File Nos. 33-97598; 811-09102).

33. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.33) to Post-Effective Amendment No. 407 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on October 29, 2014 (File Nos. 33-97598; 811-09102).

34. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.34) to Post-Effective Amendment No. 426 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on February 4, 2015 (File Nos. 33-97598; 811-09102).

35. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.35) to Post-Effective Amendment No. 443 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on August 7, 2015 (File Nos. 33-97598; 811-09102) (“PEA No. 443”).

36. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.36) to PEA No. 443.

37. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.37) to PEA No. 443.

38. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.38) to Post-Effective Amendment No. 448 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on October 21, 2015 (File Nos. 33-97598; 811-09102) (“PEA No. 448”).

39. Registrant’s Articles Supplementary, incorporated herein by reference to Exhibit (a.39) to PEA No. 448.

40. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.40) to Post-Effective Amendment No. 454 to the Registrant’s registration statement on

Form N-1A, which was filed with the SEC on December 4, 2015 (File Nos. 33-97598; 811-09102) (“PEA No. 454”).

41. Registrant’s Articles of Amendment, incorporated herein by reference to Exhibit (a.41) to PEA No. 454.

42. Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b.1) to Post-Effective Amendment No. 113 to the Registrant’s registration statement on Form N-1A, which was filed with the SEC on May 3, 2010 (File Nos. 33-97598; 811-09102).

SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
iSHARES, INC.
Date: December 4, 2015	By: /s/ Trace W. Rakestraw Trace W. Rakestraw Assistant Secretary